Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-Q for the period ended March 27, 2004, as filed with the Securities and Exchange Commission of the date hereof ( the "Report"), I, Joseph
G. Flanigan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. SS.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1) This Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

                                                 /s/ Joseph G. Flanigan
                                                 ------------------------------
                                                 Joseph G. Flanigan
                                                 Chief Executive Officer
                                                 May 11, 2004


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